Revenues and Other Income	12 Months Ended
Dec. 31, 2022
Revenues and Other Income
Revenues and Other Income

Note 16. Revenues and Other Income

	Year ended December 31,
(in thousands of euros)	2020	2021	2022
Sales	372	4,194	12,179
Total revenues	372	4,194	12,179
CIR	4,791	4,069	5,863
Subsidies	—	8	10
Other	100	229	762
Total other income	4,891	4,307	6,635
Total revenues and other income	5,263	8,501	18,814

16.1. Revenue

In 2022, revenue amounted to €12.2 million and corresponds to the License and collaboration agreement signed with CTTQ on September 21, 2022 (see Note 1.2 - Significant events of 2022).

Revenue is recognized under IFRS 15 – Revenue from contracts with customers (see Note 3.18 - Revenue).

Following the IFRS 15 analysis, three main distinct performance obligations have been identified:

●	Transfer of Know-How: all data and information that is useful for the development, manufacture or commercialization of the Licensed Compound or Licensed Products in the Field in the Licensee Territory. The transfer of Know-How corresponds to a right-to-use license and the transfer of this license has been completed as of December 31, 2022. Revenue is recognized point in time accordingly (see below);
●	Development Services – Phase I: In the course of the Development Services - Phase I, the Company provides development to the license, which is controlled by CTTQ since its transfer, for a certain period of time that will enhance it in the meantime. Based on the Company’s assessment of the nature of the services the Development Services - Phase I were determined to be a separate performance obligation as the promise is separately identifiable as part of the contract and CTTQ can benefit from the services together with the license that has already been transferred to the it. CTTQ has access to the developments overtime and revenue is recognized accordingly (see below); and
●	Transfer of the Manufacturing Technology: this transfer gives CTTQ rights to the intellectual property, as such the Transfer of the Manufacturing Technology is determined to be a license in the context of the agreement, in accordance with IFRS 15. The transfer of the Manufacturing Technology corresponds to a right-to-use license and the transfer of this license has not been completed as of December 31, 2022. Revenue will be recognized point in time the performance obligation will be fulfilled (see below).

Under the license, CTTQ is committed to make the following payments:

●	Upfront payment: Non-refundable upfront fee: $12.0 million;
●	Regulatory milestones: Development and regulatory milestone payments – six milestones, amounting up to $40 million in aggregate;
●	Commercial milestones: Sales-based milestone payments (SBMs), divided into six successive targets and amounting up to $250 million in aggregate; and
●	Royalties: Sales-based royalties.

According to the contract the non-refundable upfront fee is due on the effective date as defined in the contract. The potential Regulatory and Commercial Milestone payments may represent up to $290 million, in addition to the non-refundable upfront fee of $12 million. Revenue related to Regulatory Milestone will be recognized when achieved over the contract term until the obtention of the regulatory approval in Mainland China. Revenue related to Commercial Milestone will be recognized over the term of the contract when achieved, starting upon commercialization of the licensed products.

The consideration for the licensing contract consists of fixed and variable parts. The license contract in place provides distinct right-to-use licenses, therefore under IFRS 15 the fixed part of the consideration is recognized at the point in time at which the licensee can direct the use and benefit from the license, at the point in time when the licensee can direct the use and benefit from the license. For any variable consideration revenue is recognized at the point in time when the variable constraint is removed. Sales-based royalties revenue is recognized at the later when (i) the subsequent sale occurs and (ii) the performance obligation has been satisfied.

Under IFRS 15, the allocation and recognition of revenue was determined as follows based on the stand alone selling price of each of the performance obligations:

●	The $12.0 million upfront payment was allocated to the license, the development services and the transfer of manufacturing technology; The allocation of the transaction price to each performance obligation has been performed by determining the stand alone selling price of the development services and the transfer of manufacturing technology and the allocation to the license was determined on the residual method. In 2022, revenue is recognized for the existing know how transferred to CTTQ and overtime for the % completion (input method) for the Phase I (Development Services) Revenue as of December 31, 2022, amounts to €12.1 million, including €12.0 million related to know how transfer.
●	Regulatory and Commercial Milestones Payments whose payment depends on the achievement of certain technical, regulatory or commercial events, as provided in the contract, are variable compensation that will be recognized as revenue if and when the milestones are met. No amounts were recognized in 2022.
●	Royalties on commercial sales, if any, by CTTQ will be recognized as revenue when the underlying sales will be made, under the terms and timeframes set out in the agreement. No amounts were recognized in 2022.

This contract contains several performance obligations. As a result, the Company has ensured, as required by IFRS 15, that the revenue allocation of the transaction corresponds to the stand-alone selling price of each obligation.

In 2021, revenue amounted to €4.2 million and mainly corresponds to a milestone payment of €4.0 million to be received by the Company following the launch of the Phase IIb study on the Cedirogant program, in accordance with the terms of the collaboration agreement between the Company and AbbVie. Since August 2018, the Company completed performance of its obligations with respect to the Cedirogant program and AbbVie is responsible, at its sole cost and discretion, for all further development and commercialization activities. Consequently, in accordance with IFRS 15, this milestone payment was recognized for its entire amount as revenue as soon as it became highly probable that it would be obtained, i.e. as soon as the first patient was enrolled in the clinical trial. The Company received the payment from AbbVie on January 31, 2022 (see Note 1.3 - Significant events of 2021 and 2020).

On October 28, 2022, AbbVie announced its decision to stop the development of cedirogant (previously ABBV-157), as described in Note 1.2 - Significant events of 2022.

16.2. Other income

CIR

In 2020 and 2021, the CIR corresponded to the amount of research tax credit recorded for each period and corrective claim established by the Company following the July 22, 2020 decision of the Conseil d’Etat (see Note 12 - Provisions).

Other

On September 28, 2022, Inventiva invoiced CTTQ a €0.6 million additional billing non-including in the contract, following an agreement between the parties reached after the signature.